Investment in convertible note	12 Months Ended
Dec. 31, 2022
Investments, Debt and Equity Securities [Abstract]
Investment in convertible note

Note 7 – Investment in convertible note

In December 2022, the Company invested $1.5 million in convertible notes of Onkai, Inc. (“Onkai”). The convertible notes do not bear interest and have no maturity date.

The terms of the convertible notes provide that in the event of an equity financing, liquidation of Onkai, or the occurrence of a dissolution event, the convertible notes will automatically convert into shares of Onkai based on the fair value of the share discounted by 15%. The share price fair value to be used in the determination of the number of shares to be issued is the share price in such equity fundings or deemed liquidation transactions, or the liquidation value of Onkai in a liquidation event.

The convertible notes may not be repaid in cash.

On January 5, 2023, the Company entered into a non-binding term sheet, for an equity investment in OnKai. The term sheet provides for an investment round of at least $2.5 million, of which the Company will invest $1.5 million in exchange for series seed preferred shares of OnKai, in addition to the aforementioned $1.5 million investment in convertible notes that was made by the Company in Onkai.